ALTEGRIS EQUITY LONG SHORT FUND

Class A	Ticker: ELSAX
Class C	Ticker: ELSCX
Class I	Ticker: ELSIX
Class N	Ticker: ELSNX

(each a series of Northern Lights Fund Trust)

Supplement dated March 4, 2015

to the Statement of Additional Information (“SAI”) dated July 29, 2014, as supplemented

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Effective immediately, the auditor for the Fund has changed from Ernst & Young LLP to Deloitte & Touche LLP. The references to Ernst & Young LLP on pages 28 and 67 in the statement of additional information shall be hereby changed to Deloitte & Touche LLP.

Effective March 4, 2015, Richard Schimel has been added as a portfolio manager of the Altegris Equity Long Short Fund (the “Fund”). Mr. Schimel, of Sterling Ridge Capital Management LP, Robert Murphy and Eric Bundonis, each of the Adviser, and the Sub-Adviser portfolio managers, Don Destino and Kelly Wiesbrock of Harvest Capital Strategies, LLC; Robert Kim of Visium Asset Management, LP; and Richard L. Chilton, Jr., of Chilton Investment Company, LLC are primarily responsible for the day-to-day management of the Fund. The investment objective, principal investment strategies and principal risks of the Fund have not changed.

The second sentence of the first paragraph under the section titled “Portfolio Managers” on page 45 is deleted and replaced with the following:

The Sub-Adviser portfolio managers are Don Destino and Kelly Wiesbrock, each of Harvest; Robert Kim of Visium; Richard L. Chilton, Jr. of Chilton; and Richard Schimel of Sterling Ridge Capital Management.

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In the section titled “Portfolio Managers— Sub-Adviser Portfolio Managers” on pages 45- 49, the information regarding Joseph Jolson and Jim Fowler is deleted and the following is inserted at the end of the section:

RICHARD SCHIMEL (as of December 31, 2014)
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE
Registered Investment Companies	0	$0	0	$ 0

Other Pooled Investment Vehicles	2	$334	2	$ 334
Other Accounts	1	$ 50	1	$50

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The section titled “Compensation” on page 50 is amended as follows:

•	The sentence under the sub-heading “Harvest” is deleted and replaced with the following:

For services as portfolio managers to the Fund, Messrs. Destino and Wiesbrock are each compensated through a combination of base salary, deferred compensation and discretionary bonus.

•	The following is inserted at the end of the section:

Sterling Ridge

For services as a portfolio manager to the Fund, Mr. Schimel receives a base salary from Sterling Ridge Capital Management. Mr. Schimel has equity interests in privately-held entities that directly or indirectly control Sterling Ridge Capital Management and its affiliates and participates in the net income of Sterling Ridge Capital Management and its affiliates.

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On page 50, the table under the section titled “Ownership of Securities” is amended to delete the information regarding Joseph A. Jolson and Jim Fowler and to add the following:

Altegris Equity Long Short Fund
Richard Schimel	None

The information provided is as of the date of this supplement.

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The information in this supplement contains new and additional information beyond that in the Prospectus, dated July 29, 2014, as supplemented and Statement of Additional Information (“SAI”), dated July 29, 2014, as supplemented. This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.